UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2018

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

900 Innovators Way
Simi Valley, California	93065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 581-2187

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 10, 2018, AeroVironment, Inc. (the “Company”) appointed Ken Karklin as its Senior Vice President of Operations.  Mr. Karklin, 50, has been serving as the Company’s Vice President of Transition Services since June 2018 after previously serving as the Company’s Vice President and General Manager of the Company’s Efficient Energy Systems business from May 2015 until the Company’s divestiture of such business in June 2018.  Mr. Karklin also served as the Company’s Director of Corporate Quality from August 2014 to May 2015 and as Director of Quality Assurance from March 2010 to August 2014.  Mr. Karklin holds a B.S. in Mechanical Engineering from Rensselaer Polytechnic Institute.

Item 7.01.  Regulation FD Disclosure

On December 14, 2018, the Company announced that its chairman of the board, Timothy E. Conver, as Trustee of The Conver Family Trust (the “Trust”), has established a pre-arranged stock trading plan to sell a portion of Company stock held by the Trust over a specific period of time. The stock trading plan is part of a long-term strategy for asset diversification and liquidity and was adopted in accordance with guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company’s policies with respect to employee stock transactions.  The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 hereto.

The information in this Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The Company does not undertake to report other Rule 10b5-1 plans that may be adopted by any of its officers or directors in the future, or to report any modifications or termination of any publicly announced plan, except to the extent required by law.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit
Number	Description
99.1	Press release issued by AeroVironment, Inc., dated December 14, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: December 14, 2018	By:	/s/ Wahid Nawabi
Wahid Nawabi
President and Chief Executive Officer